SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               Form 8-K

                            Current Report


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 24, 1995


                       CCB FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)


   North Carolina             0-12358              56-1347849
  (State or other      (Commission File No.)    (IRS Employer
  jurisdiction of                              Identification No.)
  incorporation)

      111 Corcoran Street, Post Office Box 931, Durham, NC 27702
               (Address of principal executive offices)


Registrant's telephone number, including area code (919) 683-7777


                              N/A
               (Former name or former address, if
                    changed since last report)



Item 5.  Other Events

On February 24, 1995 the Registrant issued a joint press release with Security Capital Bancorp ("Security Capital") announcing that they have received the requisite approvals from federal and state regulatory authorities for the mergers of Security Capital into the Registrant and Security Capital's financial institution subsidiaries into Central Carolina Bank and Trust Company, the Registrant's primary banking subsidiary.

On March 16, 1995 the Registrant issued a joint press release with Security Capital announcing that they have received their respective shareholders' approval of the merger between the two companies.
The merger is expected to be completed in mid-May, 1995.


Item 7.  Financial Statements and Exhibits

(a)  Financial statements
      None

(b)  Exhibits
     99.1      Press release by CCB Financial Corporation dated
               February 24, 1995

     99.2      Press release by CCB Financial Corporation dated
               March 16, 1995



                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CCB FINANCIAL CORPORATION
                                          Registrant


Date:  March 21, 1995                     By:  W. HAROLD PARKER, JR.
                                               W. Harold Parker, Jr.
                                               Senior Vice President
                                               and Controller

                               EXHIBIT INDEX
                                                             Sequential
                                                 Exhibit No.   Page No.

Press release by CCB Financial Corporation
 dated February 24, 1995                            99.1           5
Press release by CCB Financial Corporation
 dated March 16, 1995                               99.2           7